                                                                    Exhibit 99.3

                       PIONEER-STANDARD ELECTRONICS, INC.
                 QUARTERLY CONSOLIDATED STATEMENTS OF OPERATIONS
                FOR THE THREE MONTHS ENDED JUNE 30, 2002 AND 2001

                                                    Three Months Ended              Three Months Ended
                                                         June 30                         June 30
                                               ----------------------------    ----------------------------
(In Thousands, Except Per Share Data)              2002            2001            2002            2001
                                               ------------    ------------    ------------    ------------

Net Sales                                      $    273,191    $    326,214    $    273,191    $    326,214
Cost of goods sold                                  238,406         283,111         238,406         283,111
                                               ------------    ------------    ------------    ------------
        Gross margin                                 34,785          43,103          34,785          43,103
Warehouse, selling and administrative
    expenses                                         32,493          39,424          32,493          39,424
                                               ------------    ------------    ------------    ------------
        Operating Income                              2,292           3,679           2,292           3,679
Other (Income) Expense
        Other income, net                               (26)         (1,206)            (26)         (1,206)
        Interest expense, net                         2,186           3,657           2,186           3,657
                                               ------------    ------------    ------------    ------------
Income Before Income Taxes                              132           1,228             132           1,228
        Provision for income taxes                       35             302              35             302
        Distributions on mandatorily
           redeemable convertible trust
           preferred securities, net of tax           1,564           1,562           1,564           1,562
                                               ------------    ------------    ------------    ------------
Loss from Continuing Operations                $     (1,467)   $       (636)   $     (1,467)   $       (636)
Income from Discontinued Operations, net
    of tax                                            2,297           2,332           2,297           2,332
                                               ------------    ------------    ------------    ------------
Income before Cumulative Effect of Change
    in Accounting Principle                    $        830    $      1,696    $        830    $      1,696
        Cumulative Effect of Change in
          Accounting Principle, net of $1.9
          million tax benefit                       (34,795)              -         (34,795)              -
                                               ------------    ------------    ------------    ------------
Net Income (Loss)                              $    (33,965)   $      1,696    $    (33,965)   $      1,696
                                               ============    ============    ============    ============
PER SHARE DATA:
BASIC:
Loss from Continuing Operations                $      (0.05)   $      (0.02)   $      (0.05)   $      (0.02)
Income from Discontinued Operations                    0.08            0.08            0.08            0.08
                                               ------------    ------------    ------------    ------------
Income before Cumulative Effect of Change
   in Accounting Principle                     $       0.03    $       0.06    $       0.03    $       0.06
                                               ------------    ------------    ------------    ------------
Cumulative Effect of Change in Accounting
    Principle                                         (1.28)              -           (1.28)              -
                                               ------------    ------------    ------------    ------------
Net Income (Loss)                              $      (1.25)   $       0.06    $      (1.25)   $       0.06
                                               ============    ============    ============    ============
DILUTED:
Loss from Continuing Operations                $      (0.05)   $      (0.02)   $      (0.05)   $      (0.02)
Income from Discontinued Operations                    0.08            0.08            0.08            0.08
                                               ------------    ------------    ------------    ------------
Income before Cumulative Effect of Change
   in Accounting Principle                     $       0.03    $       0.06    $       0.03    $       0.06
                                               ------------    ------------    ------------    ------------
Cumulative Effect of Change in Accounting
    Principle                                         (1.28)              -           (1.28)              -
                                               ------------    ------------    ------------    ------------
Net Income (Loss)                              $      (1.25)   $       0.06    $      (1.25)   $       0.06
                                               ============    ============    ============    ============
Weighted Average Shares Outstanding:
        Basic                                    27,228,901      26,916,605      27,228,901      26,916,605
        Diluted                                  27,228,901      26,916,605      27,228,901      26,916,605
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